STOCK PURCHASE AGREEMENT

     This STOCK PURCHASE AGREEMENT (this "Agreement") is made as of April 15, 2003 by and between NeoGenomics, Inc., a Nevada corporation, (the "Company"), NeoGenomics, Inc., a Florida corporation and a wholly-owned subsidiary of the Company (the "Subsidiary"), and Larry Kuhnert, an individual (the "Investor").

     THE  PARTIES  HEREBY  AGREE  AS  FOLLOWS:

1.     Purchase  and  Sale  of  Stock.

          1.1     Sale  and  Issuance  of Common Stock.     Subject to the terms
                  ------------------------------------
and conditions of this Agreement, and in reliance upon the representations and warranties and covenants contained herein, the Investor agrees to purchase at the Closing, and the Company agrees to sell and issue to the Investor at the Closing (as defined herein), 1,541,261 shares of the Company's Common Stock, $.001 par value (the "Common Stock") for the aggregate purchase price of $15,412.61.

          1.2     Closing.  The purchase and sale of the Common Stock shall take
                  -------
place  at  the  offices of Membrado & Montell, LLP, New York, New York, at 10:00
A.M., on April 15, 2003 or at such other time and place as the Company and the Investor agree upon orally or in writing (which time and place are designated as the "Closing"). At the Closing, the Company shall deliver to the Investor certificates (in the denominations requested by the Investor) representing the Common Stock which the Investor is purchasing against delivery to the Company by the Investor of the full purchase price therefor, which shall be paid by cashier's or bank check payable to the Company's order or by wire transfer to such account as the Company shall designate.

          1.3     Requirement  of  Purchase  Price Delivery.  No purchase of any
                  -----------------------------------------
shares of Common Stock hereof shall be deemed to have been made pursuant to this Agreement and no rights hereunder shall inure to the Investor, unless the total purchase price for the Common Stock is delivered at the Closing pursuant to
Section  1.2  hereof.

     2.     Representations  and Warranties of the Company.  The Company and the
            ----------------------------------------------
Subsidiary  hereby  represents  and  warrants  to  the  Investor  that:

          2.1     Organization  and  Good Standing.  Each of the Company and the
                  --------------------------------
Subsidiary is a corporation duly organized, validly existing, and in good standing under the laws of its state of organization and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Each of the Company and the Subsidiary is qualified to do business in each jurisdictions where such qualification is required, except where the lack of such qualification would not have a material adverse effect on the business or assets of the Company and the Subsidiary, taken as a whole.

          2.2     Capitalization.    The  current  capitalization of the Company
                  --------------
is  as  follows:

               (a)     Common  Stock:  There  are  currently one hundred million
                       -------------
(100,000,000) authorized shares of Common Stock, par value $.001 per share, of which 18,409,416 shares are issued and outstanding after giving effect to the transactions contemplated hereby.

               (b)     On  a  Fully-Diluted Basis:  Except for (i) 40,000 shares
                       --------------------------
which the Company intends to issue to Technology Capital Group, Inc., (ii) 20,000 shares which the Company intends to issue to its Scientific Advisory Board, and (iii) an option to acquire 100,000 shares at the market price on the date of issuance, which the Company intends to issue to a member of its Board of Directors, there are not outstanding any options, warrants, rights (including conversion or preemptive rights), or agreements for the purchase or acquisition from the Company or, to the knowledge of the Company from any shareholder, of any shares of the capital stock of the Company.

          2.3     Subsidiaries.  Except for the Subsidiary, the Company does not
                  ------------
presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity.

          2.4     Authorization.  All  corporate  action  on  the  part  of  the
                  -------------
Company and the Subsidiary, and their respective officers, directors, and shareholders necessary for the authorization, execution, and delivery of this Agreement and the agreements attached as exhibits hereto (such agreements being herein referred to as the "Ancillary Agreements"), the performance of all obligations of the Company and/or the Subsidiary under each of the Agreement and the Ancillary Agreements, and the authorization, issuance (or reservation for issuance), and delivery of the Common Stock being sold hereunder has been taken or will be taken prior to the Closing, and this Agreement and the Ancillary Agreements constitute (or will constitute upon the execution thereof) the valid and legally binding obligations of the Company and/or the Subsidiary, as the case may be, and each of the other parties thereto (other than the Investor), enforceable in accordance with their respective terms. The Company and the Subsidiary has the requisite corporate power to enter into and perform its obligations under this Agreement and the Ancillary Agreements.

           2.5     Valid  Issuance  of  Common  Stock.
                   ----------------------------------

                (a) The Common Stock which is being purchased by the Investor hereunder, when issued, sold, and delivered in accordance with the terms hereof or thereof, will be duly and validly issued, fully paid and nonassessable free and clear of any taxes, liens, claims, preemptive rights or similar rights or encumbrances imposed by or through the Company or under law and, assuming the accuracy of the representations of the Investor in this Agreement, will be issued in compliance with all applicable federal and state securities laws.

               (b) The outstanding shares of Common Stock are all duly and validly authorized and issued, fully paid and nonassessable, were not issued in violation of the terms of any contract binding upon the Company, and were issued in compliance with all applicable federal and state securities laws.

          2.6     Governmental  Consents.  No  consent,  approval,  order,  or
                  ----------------------
authorization of, or registration, qualification, designation, declaration, or filing with, any federal, state, local, or provincial governmental authority on the part of the Company or the Subsidiary is required in connection with the execution of this Agreement and the consummation of the transactions contemplated hereby or thereby, other than filings required under federal and state securities laws.

          2.7     Compliance  with  Other  Instruments.
                  ------------------------------------

                (a) Each of the Company and the Subsidiary is in compliance with each, and is not in violation or default of any, provision of its charter documents or bylaws, or judgment, order, writ, or decree, or any material contract, agreement, instrument, or commitment to which it is a party or by which it is bound, or material provision of any statute, law, rule, or regulation applicable to the Company or the Subsidiary, its assets, or its business. There is no term or provision in any of the foregoing documents and instruments which materially adversely affects the business (as now conducted or as proposed to be conducted), assets or financial condition of the Company or the Subsidiary. The execution, delivery, and performance of this Agreement or any of the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time or giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree, or contract or an event that results in the creation or any lien, charge, or encumbrance upon any assets of the Company or the Subsidiary. There are no outstanding puts, calls, commitments, anti-dilution or ratchet protections, proxy or voting trust agreements, preemptive, change of control or similar rights or other agreements to which the Company or the Subsidiary is a party or by which the Company or the Subsidiary is otherwise bound which relate to, restrict or affect any of the capital stock of the Company or the Subsidiary that any person or entity would be entitled to exercise or invoke as a result of, or in connection with, the purchase by the Investor of the Common Stock or which are otherwise in effect.

          2.8     Registration  Rights.  Except  for  the  registration  rights
                  --------------------
provided to the Investor, neither the Company nor the Subsidiary has granted or agreed to grant any registration rights, including without limitation any demand or piggyback rights, to any person or entity.

     2.9     Legal  Proceedings.  Except as set forth on Schedule 2.9, there are
             ------------------                          ------------
no actions or proceedings pending or, to the actual knowledge of the Company or the Subsidiary, threatened against, relating to or affecting the Company or the Subsidiary.

     2.10     Intellectual Property.  There is not pending nor, to the Company's
              ---------------------
knowledge, threatened any action, suit, investigation, or proceeding contesting or challenging the rights of the Company or the Subsidiary in or to any material item of intellectual property owned or used by the Company or the Subsidiary, in the conduct of its business (the "Intellectual Property"), or the validity of any of the Intellectual Property.

     2.11     SEC  Documents;  Financial  Statements.  Except  as  set  forth on
              --------------------------------------
Schedule  2.11,  the  Company  is  subject to periodic reporting requirements of
     ---------
Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d) of the Exchange Act (all of the foregoing including filings incorporated by reference therein being referred to herein as the "SEC Documents"). As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to such documents, and, as of their respective filing dates, none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and its subsidiaries, as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

     2.12     No  Material  Adverse  Event.  Except  as listed on Schedule 2.12,
              ----------------------------                        -------------
since September 30, 2002, no material adverse event has occurred or exists with respect to the Company or its subsidiaries).


     3.     Representations and Warranties of the Investor.  The Investor hereby
            ----------------------------------------------
represents  and  warrants  that:

     3.1     Authorization.  This  Agreement  constitutes  a  valid  and legally
             -------------
binding  obligation,  enforceable against Investor in accordance with its terms.

          3.2     Purchase  Entirely  for  Own  Account.  This Agreement is made
                  -------------------------------------
with the Investor in reliance upon the Investor's representation to the Company, which by the Investor's execution of this Agreement the Investor hereby confirms, that the Common Stock to be received by the Investor will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same, by executing this Agreement, each Investor further represents that the Investor does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to any of the Securities. The Investor represents that it has full power and authority to enter into this Agreement.

          3.3     Restricted  Securities.  The  Investor  understands  that  the
                  ----------------------
shares of Common Stock it is purchasing constitute "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may not be resold without registration under the Securities Act of 1933, as amended (the "Act"), except in certain limited circumstances. In this connection, the Investor represents that it is familiar with Rule 144 under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

          3.4     Further  Limitations  on  Disposition.  Without  in  any  way
                  -------------------------------------
limiting the representations set forth above, the Investor further agrees not to make any disposition of all or any portion of the Securities unless and until:

               (a) there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

               (b) (i) the Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, the Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Act.


          3.8     Legends. It is understood that the certificates evidencing the
                  -------
Common Stock (and the Common Stock issuable upon conversion thereof) may bear the following legend:

These securities have not been registered under the Securities Act of 1933. They may not be sold, offered for sale, pledged, or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel reasonably satisfactory to the Company that such registration is not required.

     3.9     Accredited  Investor.  The  Investor is an "accredited investor" as
             --------------------
such  term  is  defined  in  Rule  501  under  the  Act.

     4.  Conditions of Investor's Obligations at Closing.  The obligation of the
         -----------------------------------------------
Investor under Section 1.1(b) of this Agreement is subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against the Investor unless consented thereto in writing:

          4.1     Representations  and  Warranties.  The  representations  and
                  --------------------------------
warranties of the Company and the Subsidiary contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

          4.2     Performance.  The  Company  shall  have performed and complied
                  -----------
with all agreements, obligations, and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

     4.3     Proceedings  and Documents.  All corporate and other proceedings in
             --------------------------
connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investor and Investor's counsel, if any, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

     4.4     Blue-Sky  Compliance.  The  Company  shall  have  complied with all
             --------------------
requirements of federal and state securities or "Blue Sky" laws with respect to the issuance of the Common Stock to the Investor hereunder.

     4.5     Stock  Certificates.  The  Company shall deliver to the Investor at
             -------------------
the  Closing  a  stock  certificate or certificates evidencing the Common Stock.

     4.6     Registration Rights Agreement.  The Company shall have executed and
             -----------------------------
delivered to the Investor the Registration Rights Agreement substantially in the form attached hereto as Exhibit A.

     4.7     Shareholders  Agreement.   The Company, the Investor, certain other
             ------------------------
investors and Michael Dent shall have executed and delivered to the Investor the Shareholders Agreement substantially in the form attached hereto as Exhibit B.

     5.     Conditions of the Company's Obligations at Closing.  The obligations
            --------------------------------------------------
of the Company to the Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by the
Investor:

          5.1     Representations  and  Warranties.  The  representations  and
                  --------------------------------
warranties of the Investor contained in Section 3 shall be true on and as the Closing with the same effect as though such representations and warranties have been made on and as of the Closing.

          5.2     Payment  of  Purchase  Price.     The  Investor  shall  have
                  ----------------------------
delivered  the  purchase  price  specified  in  Section  1.1.

     7.     Covenants  of  the  Company  and  the  Subsidiary.
            -------------------------------------------------

          7.1     Inspection.  Each of the Company shall permit the Investor, at
                  ----------
the Investor's expense, to visit and inspect the Company's and the Subsidiary's properties, to examine its books of account and records, and to discuss their respective affairs, finances, and accounts with their respective officers, all at such reasonable times as may be requested by the Investor; provided, however, that neither the Company not the Subsidiary shall be obligated pursuant to this Section 7.1 to provide access to any information which it reasonably considers to be a trade secret, the disclosure of which the Company reasonably believes may adversely affect its business.

     8.     Miscellaneous.
            -------------

          8.1     Survival  of Warranties.  The warranties, representations, and
                  -----------------------
covenants of the Company and Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor or the Company.

          8.2     Successors  and  Assigns.  The  terms  and  conditions of this
                  ------------------------
Agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective heirs, legal representatives, successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Neither this Agreement nor any of the rights and obligations created hereby can be assigned by the Company, and any such attempted assignment will be void. Any Investor can transfer all or any portion of its rights and obligations hereunder to any other person or entity selected by the Investor who is not a competitor of the Company.

     8.3     Governing Law; Jurisdiction; Jury Trial.  The corporate laws of the
             ---------------------------------------
State of Nevada shall govern all issues concerning the relative rights of the Company and its shareholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Florida, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Florida or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Florida. Each party hereby irrevocably submits to the jurisdiction of the Circuit Court for Collier County, Florida and the United States District Court for the Middle District of Florida for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

          8.4     Counterparts.  This  Agreement  may be executed in two or more
                  ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          8.5     Titles  and  Subtitles.  The titles and subtitles used in this
                  ----------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          8.6     Notices.  Unless  otherwise  provided,  any notice required or
                  -------
permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

          8.7     Finder's  Fee.  Each  party  represents that it neither is nor
                  -------------
will be obligated for any finders' fee or commission in connection with this transaction, except for a payment of 40,000 shares of Common Stock and $4,000 payable by the Company to Technology Capital Group, Inc. The Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Investor or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees, or representatives is responsible.

     8.8     Expenses.  Except  as  otherwise  expressly  provided  in  this
             --------
Agreement, whether or not the transactions contemplated hereby are consummated, each party will pay its own costs and expenses incurred in connection with the negotiation, execution, performance and closing of this Agreement and the transactions contemplated hereby.

          8.9     Amendments  and  Waivers.  Any  term  of this Agreement may be
                  ------------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor.

          8.10     Severability. If one or more provisions of this Agreement are
                   ------------
held to be unenforceable under applicable law, such provisions shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms.



                    [Signatures Appear on the Following Page]

          IN WITNESS WHEREOF, the undersigned have executed, or caused to be executed on their behalf by an agent thereunto duly authorized, this Agreement as of the date first above written.

                                   NEOGENOMICS,  INC.
                                   A  Nevada  Corporation


                                   By:___________________________
                                   Name:   Michael  Dent
                                   Title:     Chief  Executive  Officer

                                   NEOGENOMICS,  INC.
                                   A  Florida  Corporation


                                   By:___________________________
                                   Name:   Michael  Dent
                                   Title:     Chief  Executive  Officer



                                   The  Investor:


                                   ________________________________
                                   Larry  Kuhnert
                                   Address:
                                   5120  Timberview  Terrace
                                   Orlando,  FL  32819